UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

ALLIANCE FIBER OPTIC PRODUCTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALLIANCE FIBER OPTIC PRODUCTS, INC.
275 GIBRALTAR DRIVE
SUNNYVALE, CALIFORNIA 94089
(408) 736-6900

April 20, 2015

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Alliance Fiber Optic Products, Inc. that will be held on Wednesday, May 20, 2015, at 2:00 p.m., Pacific Daylight Time, at the Company’s principal executive office, 275 Gibraltar Drive, Sunnyvale, California 94089.

The formal notice of the Annual Meeting and the Proxy Statement has been made a part of this invitation.

After reading the Proxy Statement, please vote at your earliest convenience to ensure that your shares will be represented. Your shares cannot be voted unless you sign, date and return the enclosed proxy, vote by telephone or on the Internet, vote your shares as directed by your broker, or attend the Annual Meeting in person. Your vote is important, so please vote promptly.

A copy of our 2014 Annual Report to Stockholders is also enclosed.

We look forward to seeing you at the meeting.

Sincerely yours,

/s/ Peter C. Chang

Peter C. Chang
Chairman, President and
Chief Executive Officer

ALLIANCE FIBER OPTIC PRODUCTS, INC.
__________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 20, 2015
__________________

To the Stockholders of Alliance Fiber Optic Products, Inc.:

The Annual Meeting of Stockholders of Alliance Fiber Optic Products, Inc., a Delaware corporation (the “Company”), will be held at the Company’s principal executive office, 275 Gibraltar Drive, Sunnyvale, California 94089, on Wednesday, May 20, 2015, at 2:00 p.m., Pacific Daylight Time, for the following purposes:

1.	To elect Mr. Gwong-Yih Lee and Mr. James C. Yeh as Class III directors to serve until the 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

3.	To vote on the frequency, on a non-binding advisory basis, of an advisory stockholder vote on the compensation of the Company’s named executive officers;

4.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accountant for 2015; and

5.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Stockholders of record as of the close of business on March 25, 2015 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary’s office, 275 Gibraltar Drive, Sunnyvale, California 94089, for ten days before the meeting.

It is important that your shares are represented at the Annual Meeting. Even if you plan to attend the meeting, we hope that you will promptly vote.

By Order of the Board of Directors

/s/ Peter C. Chang

Peter C. Chang
Secretary

April 20, 2015

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to be held on May 20, 2015.

The Proxy Statement and Annual Report are available at http://www.tscviewer.com/afop/

ALLIANCE FIBER OPTIC PRODUCTS, INC.
275 Gibraltar Drive
Sunnyvale, California 94089
(408) 736-6900
__________________

PROXY STATEMENT
__________________

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Alliance Fiber Optic Products, Inc., a Delaware corporation (the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at the Company’s principal executive office, 275 Gibraltar Drive, Sunnyvale, California, 94089, on Wednesday, May 20, 2015, at 2:00 p.m., Pacific Daylight Time, and any postponement or adjournment thereof (the “Annual Meeting”).

Questions and Answers About the Proxy Materials and the Annual Meeting

What proposals will be voted on at the Annual Meeting?

Four proposals will be voted on at the Annual Meeting:

●	The election of Mr. Gwong-Yih Lee and Mr. James C. Yeh as Class III directors;
●	A non-binding advisory vote on the compensation of our named executive officers;
●	A non-binding advisory vote on the frequency of a non-binding advisory stockholder vote on the compensation of our named executive officers; and
●	The ratification of the appointment of Marcum LLP as our independent registered public accountant for 2015.

What are the Board's recommendations?

Our Board recommends that you vote:

●	"FOR" election of the nominated Class III directors;
●	“FOR” approval, on a non-binding advisory basis, of the compensation of our executive officers;
●	For the “EVERY YEAR” option, on a non-binding advisory basis, as the frequency of a non-binding advisory stockholder vote on the compensation of our named executive officers; and
●	"FOR" ratification of the appointment of Marcum LLP as our independent registered public accountant for 2015.

Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

Who is entitled to vote?

Stockholders of record at the close of business on March 25, 2015 (the "Record Date") may vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of the Company's Common Stock held as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the stockholder of record. The Proxy Statement and proxy card have been sent directly to you by the Company.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. The Proxy Statement and proxy card have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing with your proxy materials. If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained.

How do I vote?

Stockholder of Record

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by telephone or vote by the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted.

● To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.
● To vote using the proxy card, complete, sign and date the enclosed proxy card and return it promptly in the postage-prepaid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

● To vote by telephone, follow the telephone voting instructions on the enclosed proxy card. You will be asked to provide the company number and control number from the proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on May 19, 2015 to be counted.

● To vote by the Internet, go to www.Proxyvote.com and follow the Internet voting instructions on the enclosed proxy card. You will be asked to provide the company number and control number from the proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on May 19, 2015 to be counted. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received voting instructions with these proxy materials from that organization rather than from us. To ensure that your vote is counted, complete and mail the voting form to your broker. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or other nominee. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. If you voted by telephone or by the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting. If your shares are held in street name, to vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy.

How are votes counted?

In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For each of Proposals 2 and 4, you may vote "FOR" or "AGAINST" or "ABSTAIN." If you "ABSTAIN" as to any of these Proposals, the abstention has the same effect as a vote "AGAINST." For Proposal 3, you may vote for “EVERY YEAR”, “EVERY TWO YEARS”, “EVERY THREE YEARS”, or “ABSTAIN”. If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction form with no further instructions and you are a stockholder of record, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the nominees to the Board, “FOR” the approval of the compensation of our named executive officers, for a frequency of “EVERY YEAR” for an advisory stockholder vote on the compensation of our named executive officers and "FOR" ratification of the appointment of our independent registered public accountant) and in the discretion of the proxy holders on any other matters that properly come before the meeting. If you hold your shares in street name, please see the next section for important information regarding voting of your shares.

What vote is required to approve each item?

In the election of directors, the two persons receiving the highest number of "FOR" votes at the Annual Meeting will be elected. Proposals 2 and 4 require the affirmative "FOR" vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. Because your vote on Proposal 2 is advisory, it will not be binding on our board of directors, the Executive Compensation Committee or the Company. For Proposal 3, the alternative that receives the greatest number of votes will be the frequency of the stockholders’ advisory vote. Because your vote on Proposal 3 is advisory, it will not be binding on our board of directors, the Executive Compensation Committee or the Company. However, our board of directors will review the voting results and take them into consideration when determining the frequency of future non-binding advisory votes on compensation of our named executive officers. If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In the event you do not vote, your broker will not be able to vote regarding the election of directors or with respect to Proposals 2 or 3, and will only be able to vote on Proposal 4, ratification of the appointment of our independent registered public accounting firm. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

Is cumulative voting permitted for the election of directors?

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of Common Stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 17,719,958 shares of our Common Stock outstanding. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

How are proxies solicited?

Our employees, officers and directors may solicit proxies. We will bear the cost of soliciting proxies and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our Common Stock.

IMPORTANT

Please promptly vote by signing, dating and returning the enclosed proxy card or voting instructions in the postage-prepaid return envelope provided, or by telephone or the Internet, so that your shares can be voted.

This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 20, 2015.

PROPOSAL 1

ELECTION OF DIRECTORS

Directors and Nominees

Pursuant to Article VI of the Company’s Restated Certificate of Incorporation, the Board of Directors is divided into three classes, with each class elected for a 3-year term. The number of directors is currently set at five. Class I and Class III consist of two directors each, and Class II consists of one director. Two Class III directors will be elected at the Annual Meeting and will serve until the 2018 Annual Meeting, or until their successors are duly elected and qualified. The Class I directors will continue to serve until the 2016 Annual Meeting and the Class II director will continue to serve until the 2017 Annual Meeting.

The Nominating and Corporate Governance Committee of the Board of Directors has recommended, and the Board of Directors has designated, Mr. Gwong-Yih Lee and Mr. James C. Yeh as the nominees to fill the Class III director seats to serve until the 2018 Annual Meeting. If either nominee is unable or declines to serve as a director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominees designated by the Board of Directors, taking into account any recommendations of the Nominating and Corporate Governance Committee, to fill the vacancies.

Biographical information concerning the nominees is set forth below.

CLASS III

Gwong-Yih Lee, 60, has served as a director since August 2000. Since June 2014, Mr. Lee has served as Managing Director of TransLink Capital, a venture capital firm that leverages proprietary Asia insight to invest in U.S. start-up companies. Since July 2006, Mr. Lee has served as Chairman of CyberTAN Technology, Inc., a networking company listed on the Taiwan Stock Market. From July 2006 to July 2013, Mr. Lee served as Chief Executive officer of CyberTan Technology, Inc. From September 2005 to December 2012, Mr. Lee has served as the Founder and President and Chief Executive Officer of ApaceWave Technologies, Inc., a broadband wireless company. From September 1999 to January 2004, Mr. Lee served as Senior Director and General Manager at Cisco Systems, Inc. In March 1998, Mr. Lee established TransMedia Communications, a communication equipment company, and served as its President and Chief Executive Officer until September 1999, when TransMedia Communications was acquired by Cisco. Mr. Lee received a B.S. in Control Engineering from National Chiao-Tung University in Taiwan and an M.S. in Electrical Engineering from New York University. We believe Mr. Lee’s qualifications to serve on our Board include his experience running private technology companies and his managerial experience at Cisco and CyberTAN Technology.

James C. Yeh, 58, has served as a director since our formation in December 1995. Since April 2005, Mr. Yeh has served as Managing Director of Blazee International, an imaging processing applications company. In addition, since January 1991, Mr. Yeh has served as President of Matics Computer Systems, Inc., a personal computer systems and peripherals company. Mr. Yeh holds a B.S. in Mathematics from Tamkang University in Taiwan and an M.S. in Systems Science and Mathematics from Washington University in Saint Louis, Missouri. We believe Mr. Yeh’s qualifications to serve on our Board include his operational and management experience with technology companies.

Biographical information concerning the remaining members of the Board of Directors is set forth below.

CLASS I

Peter C. Chang, 57, has served as our Chairman of the Board, Chief Executive Officer and President since our formation in December 1995. From 1990 to 1995, Mr. Chang was Division Manager at Hon Hai Holding, a fiber optics company, and from 1988 to 1990 was a member of the technology staff at Lucent Bell Labs. Mr. Chang received a B.S. in Mechanical Engineering from National Taiwan University and an M.S. in Mechanical Engineering from Notre Dame University. We believe Mr. Chang’s qualifications to serve on our Board include his extensive industry expertise and his experience as our Chief Executive Officer and President.

Richard Black, 81, has served as a director since April 2003. Since March 2002, Mr. Black has served as the President, Chief Executive Officer, director and majority owner of ECRM, Inc., a worldwide supplier of electronic laser imaging devices for the publishing and graphic arts industries. From August 1983 to March 2002, Mr. Black served as the Chairman and director of ECRM, Inc. He served as President of Oak Technology Inc., a semiconductor company, from January 1998 to March 1999, as Vice Chairman from March 1999 to August 2003 and as a director from 1988 to 2003. Until July 2010, Mr. Black served as the Chairman of the Board of Directors of GSI Group Inc., a manufacturer of laser systems and precision motion components, and he served on the GSI Board since 1999. Mr. Black also serves on the board of Applied Optoelectronics, Inc. (AAOI) and boards of several private and non-profit companies. In addition, from 2002 to 2007, Mr. Black served on the board of directors of Altigen Communications, Inc., a manufacturer of VoIP telephone systems and unified communications systems. Mr. Black holds a B.S. in Engineering from Texas A&M University and an M.B.A. from Harvard University. We believe Mr. Black’s qualifications to serve on our Board include his operational and management expertise, his experience as both a director and chairman of the board of other public companies, and his finance skills.

CLASS II

Ray Sun, 63, has served as a director since November 2003. Mr. Sun served as Managing Director, Business Development and Venture Investment (greater China) of Applied Materials China, a semiconductor equipment company, from November 2001 to February 2009. He has been retired since February 2009. Mr. Sun served as a representative of the Silicon Valley office for a Taiwanese venture firm, Global Investment Management Co. LTD., from October 1999 to November 2001. Mr. Sun has more than 20 years of executive management experience in the software, hardware and telecommunications industries. Mr. Sun received a B.S. in Industrial Engineering from Chung Yuan Christian University in Taiwan, and an M.S. in Industrial Engineering from Kansas State University. We believe Mr. Sun’s qualifications to serve on our Board include his business development and investment expertise and his experience in executive management for a broad array of technology-based businesses.

The Board of Directors recommends a vote “FOR” the election of Mr. Gwong-Yih Lee and Mr. James C. Yeh as the Class III Directors.

Board Structure, Independence, Meetings and Committees

Our Board believes that having a combined Chairman of the Board and Chief Executive Officer is the most effective leadership structure for our company at this time. The Board believes that Mr. Chang is the director best situated to identify strategic opportunities and focus the activities of the Board due to his full-time commitment to our business and his company-specific experience. The Board also believes that the combined role of Chairman and Chief Executive Officer promotes effective execution of strategic imperatives and facilitates information flow between management and the Board.

The Board of Directors held four meetings during 2014. All directors attended 100% of the aggregate number of meetings of the Board of Directors and of the committees on which each such director serves. The independent directors meet in regularly scheduled executive sessions at meetings of the Board without the participation of the Chief Executive Officer or the other members of management. In 2014, one director attended the annual meeting. We do not have a policy requiring directors to attend our annual meetings.

The Board of Directors has determined that, except for Mr. Chang, all of the members of the Board are “independent directors” within the meaning of Rule 5605 of The NASDAQ Stock Market and the rules of the Securities and Exchange Commission, or SEC. Mr. Chang is not considered independent because he is employed by the Company as its President and Chief Executive Officer. All of the nominees are members of the Board standing for reelection. For all of the non-employee directors, the Board considered their relationship and transactions with the Company as directors and as securityholders of the Company.

The Board is actively involved in the oversight of risks that could affect our business and operations, while management is responsible for day-to-day risk management. The Board administers this oversight function directly through the Board as a whole, as well as through the Audit and Nominating and Corporate Governance committees of the Board.

The Board of Directors has appointed an Executive Compensation Committee, an Audit Committee and a Nominating and Corporate Governance Committee. The Board has approved a charter for each of these committees. Copies of the charters of the Audit Committee, Nominating and Corporate Governance Committee and Executive Compensation Committee are available through our website at www.afop.com. The Board has also appointed a Non-Executive Compensation Committee.

Executive Compensation
Committee

Number of Members:	Three

Members:	Mr. Sun (Chairman)
Mr. Black
Mr. Lee

Number of Meetings:	Two

Functions:	The Executive Compensation Committee’s primary functions are to assist the Board in meeting its responsibilities with regard to oversight and determination of executive compensation and to review and make recommendations to the Board with respect to major compensation plans, policies and programs of the Company. Other specific duties and responsibilities of the Executive Compensation Committee are to review and approve the compensation for the Chief Executive Officer and other executive officers of the Company, establish and modify the terms and conditions of employment of the Chief Executive Officer and other executive officers of the Company and administer the Company’s stock plans and other compensation plans.

Audit Committee

Number of Members:	Three

Members:	Mr. Black (Chairman)
Mr. Sun
Mr. Yeh

Number of Meetings:	Four

Functions:	The Audit Committee’s primary functions are to assist the Board of Directors in fulfilling its oversight responsibilities relating to the Company’s financial statements, system of internal controls, and auditing, accounting and financial reporting processes. Other specific duties and responsibilities of the Audit Committee are to appoint, compensate, evaluate and, when appropriate, replace the Company’s independent auditors; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent auditors’ relationship with the Company; and meet with the independent auditors and management to discuss and review the Company’s financial statements, internal controls, and auditing, accounting and financial reporting processes. Mr. Black is the Audit Committee financial expert.

Nominating and Corporate
Governance Committee

Number of Members:	Three

Members:	Mr. Black (Chairman)
Mr. Sun
Mr. Yeh

Number of Meetings:	One

Functions:	The Nominating and Corporate Governance Committee’s primary functions are to identify qualified individuals to become members of the Board of Directors and determine the composition of the Board and its committees. Other specific duties and responsibilities are to recommend nominees to fill vacancies on the Board, review suggestions for candidates for membership on the Board, and monitor compliance with Board and Board committee membership criteria.

Non-Executive Compensation Committee

Mr. Chang currently serves as the sole member of the Non-Executive Compensation Committee. The Non-Executive Compensation Committee is a secondary committee responsible for granting and issuing awards under the 2000 Stock Incentive Plan, as amended and restated, to eligible employees, other than to members of the Board of Directors, to individuals designated by the Board of Directors as “Section 16 officers,” and to employees who hold the title of Vice President or above.

Director Nominations

The Board of Directors nominates a class of directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election.

The Board of Directors has an objective that its membership is composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee will select candidates for director based on their character, judgment, and diversity of experience, business acumen, and ability to act on behalf of all stockholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to the Company and the Board, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. While diversity is among the qualifications that may be considered, the Committee does not have a formal diversity policy. The Nominating and Corporate Governance Committee believes it is appropriate for at least one, and, preferably, multiple, members of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of “independent director” under the rules of The NASDAQ Stock Market. The Nominating and Corporate Governance Committee also believes it is appropriate for certain key members of the Company’s management to participate as members of the Board.

Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or a vacancy is created on the Board as a result of a resignation, an increase in the size of the Board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee and by stockholders. A stockholder who wishes to suggest a prospective nominee for the Board should notify the Secretary of the Company or any member of the Committee in writing with any supporting material the stockholder considers appropriate.

In addition, the Company’s Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company’s Annual Meeting of Stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of the Company’s Bylaws. To be timely, the Company’s Bylaws provide that the Company must have received the stockholder’s notice no less than 60 days nor more than 90 days prior to the scheduled date of the meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 75 days prior to the meeting date, the Company must receive the stockholder’s notice by the earlier of (i) the close of business on the 15th day after the earlier of the day the Company mailed notice of the annual meeting date or provided public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting. Information required by the Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, the Company’s Bylaws and must be addressed to: Secretary, Alliance Fiber Optic Products, Inc., 275 Gibraltar Drive, Sunnyvale, California 94089. You can obtain a copy of the Company’s Bylaws by writing to the Secretary at this address.

Stockholder Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Secretary, Alliance Fiber Optic Products, Inc., 275 Gibraltar Drive, Sunnyvale, California 94089. You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

2014 Director Compensation

The following table set forth cash amounts and the value of other compensation earned by the Company’s non-employee directors during 2014:

	Fees Earned or	Option Awards
Name	Paid in Cash ($)	($)(1)(2)	Total ($)
Richard Black	16,000	-	16,000
Gwong-Yih Lee	8,000	-	8,000
Ray Sun	13,200	-	13,200
James Yeh	13,200	-	13,200

(1)	Amount represents grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification No. 718, Compensation – Stock Compensation (“ASC 718”). The actual value recognized by the individual is based on the market price of our Common Stock on the vesting dates and may be higher or lower. See the notes to our consolidated financial statements for a discussion of the assumptions made in determining these values. No options were granted to our outside directors in 2014.

(2)	The following table sets forth the aggregate number of shares of Common Stock underlying option awards outstanding at December 31, 2014:

Name	Number of Shares
Richard Black	24,000
Gwong-Yih Lee	12,000
Ray Sun	18,000
James Yeh	9,000

The Company’s non-employee directors receive $4,000 for each Board meeting attended (or $2,000 for attending telephonically), $2,600 for each Audit Committee meeting attended (or $1,300 for attending telephonically), $4,000 for the Chairman of Audit Committee for each Audit Committee meeting attended (or $2,000 for attending telephonically), and are reimbursed for reasonable expenses in connection with attendance at meetings of the Board of Directors and committee meetings. Directors who are our employees do not receive any fees for their service on our Board.

Effective January 1, 2015, the Company’s non-employee directors receive an annual cash retainer of $16,000 for service on the board of directors and any committees other than the Audit Committee. The Chairman of the Audit Committee also receives an annual cash retainer of $16,000 and each member of the Audit Committee other than the Chairman also receives an annual cash retainer of $8,000 for service on the Audit Committee. All retainers are payable quarterly.

Directors who are not employees receive an initial grant of an option to purchase 12,000 shares of Common Stock at the fair market value of the Common Stock on the date of grant, which vests ratably over 36 months. This initial grant is made on the first business day following election to the Board. On the first business day following the third anniversary of a director’s election to the Board, each non-employee director is entitled to receive an option to purchase 12,000 shares of Common Stock at the fair market value of the Common Stock on the date of grant, which option vests ratably over 36 months. The options granted to our outside directors have a per share exercise price equal to 100% of the fair market value of the underlying shares on the date of grant, have a term of 10 years and automatically become fully vested in the event of a change in control.

Certain Relationships and Related Transactions

It is our policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company. This policy is included in our Code of Conduct and Business Ethics. We monitor related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions relating to executive officers and directors must be approved by the independent and disinterested members of our Board of Directors or an independent and disinterested committee of the Board.

According to share ownership numbers contained in a Schedule 13G filed with the SEC in 2002 and not subsequently amended, Foxconn Holding Limited (“Foxconn”) and Hon Hai Precision Industry Co., Ltd. (“Hon Hai”) held 17.83% of our Common Stock based on the number of shares outstanding on the Record Date. In the normal course of business, we sell products to and purchase raw materials from Hon Hai, who is the parent company of Foxconn. These transactions were made at prices and terms consistent with transactions with unrelated third parties. For fiscal 2014, sales of products to Hon Hai were $0.07 million, purchases of raw materials from Hon Hai were $1.8 million and $0.05 million were due from Hon Hai. As of December 31, 2014, amounts due to Hon Hai were $0.4 million.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 25, 2015, as to shares of our Common Stock beneficially owned by: (1) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (2) each of our directors, (3) each of our executive officers named in the Summary Compensation Table, and (4) all of our directors and executive officers as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be. Unless otherwise noted below, the address of each beneficial owner is c/o Alliance Fiber Optic Products, Inc., 275 Gibraltar Drive, Sunnyvale, California 94089. The percentage of Common Stock beneficially owned is based on 17,719,958 shares of Common Stock outstanding as of March 25, 2015. In addition, shares issuable pursuant to options which may be exercised and restricted stock units, or RSUs, which vest within 60 days of March 25, 2015 are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the number of shares considered to be outstanding for purposes of this table may vary depending on the individual’s particular circumstances.

		Number of Shares	Percentage of
		of Common Stock	Common Stock
Name and Address of Beneficial Owner		Beneficially Owned (1)	Beneficially Owned
Directors and Named Executive Officers:
	Peter C. Chang (2)	1,354,640	7.59%
	Richard Black (3)	48,000	*
	Gwong-Yih Lee (4)	20,333	*
	Ray Sun (5)	19,833	*
	James C. Yeh (6)	267,333	1.51
	David A. Hubbard (7)	45,954	*
	Anita K. Ho (8)	3,876	*
5%	Stockholder:
	Foxconn Holding Limited (9)	3,200,000	18.06
All Directors and Executive Officers as a group (7 persons) (10)		1,759,969	9.81

* Represents less than 1%.

(1)	To the Company’s knowledge, except as otherwise disclosed, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table.

(2)	Includes 16,000 shares held in the name of Mr. Chang’s minor children, 1,158,640 shares held in the name of the Chang Family LLC and 60,000 shares held in the name of the Peter and Mary Chang Foundation, of which Mr. Chang and his wife, Mary C. Chen, are the Managing Members. Also includes 120,000 shares underlying restricted stock units (“RSUs”) that vest within 60 days of March 25, 2015.

(3)	Includes options to purchase 24,000 shares of Common Stock exercisable within 60 days of March 25, 2015.

(4)	Includes 10,000 shares held in the name of the Lee Trust. Mr. Lee and his wife, Angela Lee, as trustees, have dispositive and voting power for the shares held by the Lee Trust. Also includes options to purchase 10,333 shares of Common Stock that are exercisable within 60 days of March 25, 2015.

(5)	Includes options to purchase 16,333 shares of Common Stock that are exercisable within 60 days of March 25, 2015.

(6)	Includes 260,000 shares held in the name of Matics Computer Systems, Inc., over which Mr. Yeh has voting and dispositive power. Also includes options to purchase 7,333 shares of Common Stock that are exercisable within 60 days of March 25, 2015.

(7)	Includes 33,000 shares underlying RSUs that vest within 60 days of March 25, 2015.

(8)	Includes 3,000 shares underlying RSUs that vest within 60 days of March 25, 2015.

(9)	According to a Schedule 13G filed jointly on January 4, 2002 for the year ended December 31, 2000 by Hon Hai and Foxconn, each entity has shared voting and dispositive power over the shares. Foxconn is a subsidiary of Hon Hai. Hon Hai disclaims beneficial ownership of these shares. The principal business address for Hon Hai and Foxconn is 2 Tsu Yu Street, Tu Cheng City, Taipei Hsien, Taiwan, R.O.C. According to information provided by Hon Hai, the board of directors of Foxconn has dispositive power for the shares and has delegated voting power to Ms. Chiu-Lian Huang. As of the Record Date, no amendment to the Schedule 13G has been filed, and the information concerning the number of shares held and the ownership of the shares is as disclosed in the Schedule 13G.

(10)	Includes options to purchase 57,999 shares of Common Stock that are exercisable within 60 days of March 25, 2015 and 156,000 shares underlying RSUs that vest on May 1, 2015.

PERFORMANCE GRAPH

The following information is not deemed to be ‘‘soliciting material’’ or to be ‘‘filed’’ with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934 or to the liabilities of Section 18 of the Securities Exchange Act of 1934, and will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates it by reference into such a filing.

The following graph shows the five-year cumulative total stockholder return (change in stock price plus reinvested dividends) assuming the investment of $100 on December 31, 2009 in each of the Company’s Common Stock, the Nasdaq Telecommunications Index, and the Nasdaq Composite Index. The comparisons in the table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company’s Common Stock.

	12/31/10	12/31/11	12/31/12	12/31/13	12/31/14
Alliance Fiber Optic Products	$100.00	$48.92	$85.61	$216.55	$208.78
Nasdaq Telecommunications	100.00	87.38	89.13	110.54	120.38
Nasdaq Composite	100.00	98.20	113.82	157.44	178.53

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

Our philosophy to provide compensation that attracts and retains our named executive officers, and motivates our executive officers to pursue our corporate objectives while encouraging the creation of long-term value for our stockholders. Our goal is to provide compensation to our executive officers that is competitive, rewards achievement of our business objectives, and aligns executive and stockholder interests through equity ownership. Compensation decisions for executive officers other than our Chief Executive Officer take into account the recommendations of our Chief Executive Officer because of his understanding of the performance of those executive officers. The components of executive officer compensation, base salary, bonus and equity-based compensation, are discussed below. We do not enter into employment or severance agreements with our executive officers as we do not believe these types of arrangements facilitate our compensation goals and objectives.

Elements of Executive Compensation

Base Salary. Base salaries provide our named executive officers with a fixed amount of consistent compensation and are an important motivating factor in attracting and retaining these individuals. Base salaries are reviewed and adjusted on a periodic basis. We do not apply specific formulas to determine adjustments to base salary. Decisions on base salary adjustments for executive officers other than the Chief Executive Officer are made with the Chief Executive Officer’s involvement. When reviewing base salaries, the scope of the named executive officer’s performance, individual contributions, responsibilities, experience and prior base salary level are considered. Other considerations include market information and the base salaries and other incentives paid to executive officers of other companies within the industry.

Effective January 1, 2015, Mr. Hubbard’s salary was increased from $199,800 to $210,800. In making this adjustment, the factors described above were considered.

Bonus. Our philosophy is that a certain portion of executive officer compensation should be contingent upon the Company’s performance and an individual’s contribution to our success in meeting business objectives. The bonus potential of each executive officer is considered on a case-by-case basis, and takes into account recommendations the Chief Executive Officer for executive officers other than the Chief Executive Officer. Bonuses for 2014 were based on overall corporate performance and individual performance. Other considerations include market information and the compensation paid to executive officers of other companies within the industry. Final decisions on bonuses for executive officers other than the Chief Executive Officer are made with the Chief Executive Officer’s involvement.

In January 2014, Mr. Hubbard and Ms. Ho were awarded bonuses of $70,000 and $10,000, respectively. In July 2014, Mr. Hubbard and Ms. Ho were awarded bonuses of $32,000 and $2,000, respectively. In January 2015, Mr. Hubbard and Ms. Ho were awarded bonuses of $110,000 and $8,000, respectively. In making these awards, the factors described above were considered.

Equity-based Compensation. We provide equity-based incentive compensation to our executive officers through the grant of stock options and RSUs under our 2000 Stock Incentive Plan, which plan is administered by the Executive Compensation Committee. We believe that stock ownership by our executive officers aligns their interests with those of our stockholders and provides the executive officers with substantial motivation to manage our business in accordance with those interests. Accordingly, a considerable portion of an executive officer’s compensation in any year may consist of stock options and/or RSUs. Historically, we have not applied a formula to determine the size of individual equity-based awards granted to our named executive officers. When determining the size of an equity award to an executive officer, the executive officer’s and the Company’s performance, the executive officer’s role and responsibilities within the Company, the executive officer’s base salary and the size value, and vesting status of his or her existing equity awards, as well as equity awards to executive officers in similar positions throughout the industry are considered. For executive officers other than the Chief Executive Officer, equity awards take into account the recommendations of the Chief Executive Officer. Based upon these factors, the size of each equity award is set at a level we consider appropriate to create a meaningful incentive.

In April 2013, Mr. Hubbard and Ms. Ho were awarded 66,000 and 6,000 RSUs, respectively. The RSUs vest as to one-half on each of May 1, 2014 and 2015. In making these awards, the factors described above were considered.

Chief Executive Officer Compensation

The compensation of the Chief Executive Officer is determined using the same criteria as for the other executive officers as discussed above. For 2014, Mr. Chang’s salary was set at $293,000, and he was awarded a $200,000 bonus in January 2014 and a $50,000 bonus in July 2014. Mr. Chang’s salary was increased to $303,000 effective January 1, 2015, and he was awarded a $200,000 bonus in January 2015.

In April 2013, Mr. Chang was awarded 120,000 RSUs. The RSUs vest in three annual installments on each of May 1, 2014, 2015 and 2016. All Mr. Chang’s RSUs vest in full in the event of a change of control or termination due to death or involuntary discharge.

Other Compensation

Our executive officers are eligible to participate in our 2000 Employee Stock Purchase Plan. Under the plan, participants may purchase shares of our Common Stock at a discount to the market price. The number of shares that may be purchased by each participant is limited by the terms of the plan and applicable tax laws. In addition, our executive officers may participate in our health programs, such as medical, dental and vision care coverage, and our 401(k) and life and disability insurance programs.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986 places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to our Chief Executive Officer and each of the next three most highly compensated executive officers (excluding the chief financial officer). To maintain flexibility in compensating our executive officers in a manner designed to promote varying corporate goals, the Executive Compensation Committee has not adopted a policy requiring all executive compensation to be deductible.

Executive Compensation Committee Report

The following report of the Executive Compensation Committee shall not be deemed to be “soliciting material” or “filed” with the SEC or to be incorporated by reference into any other filing by Alliance Fiber Optic Products, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under those Acts.

The Executive Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based on its review and those discussions, the Executive Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2014.

Executive Compensation Committee

Ray Sun, Chairman
Richard Black
Gwong-Yih Lee

Summary Compensation Table

The following table sets forth compensation information for the cash amounts and the value of other compensation paid to our Chief Executive Officer and our two other most highly compensated executive officers for the years indicated.

				Stock	All Other
			Bonus	Awards	Compensation
Name and Principal Position	Year	Salary ($)	($)(1)	($)(2)	($)(3)	Total ($)
Peter C. Chang	2014	292,650	250,000	—	2,290	544,940
President and Chief Executive Officer	2013	279,538	250,000	1,130,400	2,290	1,662,228
	2012	260,000	130,000	—	1,690	391,690

David A. Hubbard	2014	199,531	92,000	—	8,890	300,421
Executive Vice President,	2013	189,458	100,000	548,670	8,890	847,018
Sales and Marketing	2012	175,000	40,000	—	8,890	223,890

Anita K. Ho	2014	95,980	12,000	—	4,505	112,485
Acting Chief Financial Officer	2013	123,644	12,000	71,130	4,505	211,279
	2012	140,000	10,000	—	4,505	154,505

(1)	Consists of amounts earned in the fiscal year.

(2)	Amount represents grant date fair value computed in accordance with ASC 718. The actual value recognized by the individual is based on the market price of our Common Stock on the vesting dates and may be higher or lower.

(3)	Consisted of Company contributions to the 401(k) of each individual, a monthly automobile allowance for Mr. Hubbard, and the value of insurance premiums paid by the Company.

Grants of Plan-based Awards – 2014

No awards were granted in 2014.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards
	Number of	Number of			Number of		Market Value
	Securities	Securities			Shares or		of Shares or
	Underlying	Underlying			Units of		Units of
	Unexercised	Unexercised	Option	Option	Stock that		Stock that
	Options (#)	Options (#)	Exercise	Expiration	have not		have not
Name	Exercisable	Unexercisable	Price ($)	Date	Vested (#)		Vested ($)(1)
Peter C. Chang	—	—	—	—	160,000	(2)	2,321,600
	—	—	—	—	80,000	(3)	1,160,800

David A. Hubbard	—	—	—	—	33,000	(4)	478,830

Anita K. Ho	—	—	—	—	3,000	(4)	43,530

(1)	Market value is based on the closing price of our Common Stock on December 31, 2014.

(2)	The RSUs were granted on May 6, 2011 and vest over five years at a rate of 20 percent per year on each of May 1, 2012, 2013, 2014, 2015 and 2016. The RSUs vest in full in the event of a change of control or termination due to death or involuntary discharge.

(3)	The RSUs were granted on April 19, 2013 and vest over three years at a rate of one-third per year on each of May 1, 2014, 2015 and 2016. The RSUs vest in full in the event of a change of control or termination due to death or involuntary discharge.

(4)	The RSUs were granted on April 19, 2013 and vest over two years at a rate of 50 percent per year on each of May 1, 2014 and 2015.

Option Exercises and Stock Vested - 2014

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on	on	Acquired on	on
Name	Exercise (#)	Exercise ($)(1)	Vesting (#)	Vesting ($)(2)
Peter C. Chang	—	—	120,000	2,370,000
David A. Hubbard	12,000	159,900	33,000	651,750
Anita K. Ho	23,640	388,405	3,000	59,250

(1)	Value realized is based on the fair market value of our Common Stock on the date of exercise minus the exercise price and does not necessarily reflect proceeds actually received by the individual.

(2)	Value realized is based on the fair market value of our Common Stock on the date of vesting.

Compensation Risk Assessment

In connection with its review of employee compensation and the compensation process, the Company has concluded that risks arising from its compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee operates under a written charter adopted by the Board of Directors in September 2000, and amended by the Board of Directors in October 2005. All members of the Audit Committee meet the independence standards established by The NASDAQ Stock Market.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and is responsible for providing independent, objective oversight of the Company’s accounting functions and internal control over financial reporting. The Audit Committee reviewed and discussed the audited financial statements contained in the 2014 Annual Report on Form 10-K with the Company’s management and its independent registered public accountants. Management is responsible for the financial statements and the reporting process, including the system of internal control over financial reporting. The independent registered public accountants are responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee met privately with the independent registered public accountants, and has discussed issues deemed significant by them, including those required by AICPA, Professional Standards, Vol. 1. AU Section 380, as adopted by the Public Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosure and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm such firm’s independence.

In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission. The Audit Committee has appointed Marcum LLP to serve as the Company’s independent registered public accountant for the 2014 fiscal year.

Audit Committee

Richard Black, Chairman
Ray Sun
James C. Yeh

PROPOSAL 2

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

As described under the heading “Executive Compensation — Compensation Discussion and Analysis,” our executive compensation programs are designed to attract and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of near- and long-term corporate objectives, and the creation of increased stockholder value. Please read the Compensation Discussion and Analysis for additional details about our executive compensation programs, including information about the 2014 compensation of our named executive officers.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is advisory, which means that the vote on executive compensation is not binding on us, our Board of Directors or the Executive Compensation Committee of the Board of Directors. This vote is not intended to address any specific item of compensation, but rather the vote relates to the compensation of our named executive officers as a whole, as described in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. Accordingly, we will ask our stockholders to vote for the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

The Board of Directors recommends a vote “FOR” approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

PROPOSAL 3

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF A NON-BINDING ADVISORY

VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires that we provide our stockholders with the opportunity to vote, on a nonbinding, advisory basis, for their preference as to how frequently to vote on future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every year, every two years or every three years. Stockholders also may abstain from casting a vote on this proposal.

The Board of Directors has determined that a non-binding advisory vote on executive compensation that occurs annually is the most appropriate alternative for us and, therefore, the Board of Directors recommends that you vote for the option of every year for the advisory vote on executive compensation. In determining to recommend that stockholders vote for a frequency of every year, the Board of Directors was influenced by the fact that the compensation of the Company’s named executive officers is evaluated, adjusted and approved on an annual basis. By providing an advisory vote on executive compensation on an annual basis, our stockholders will be able to indicate their approval of or dissatisfaction with respect to the Company’s compensation philosophy, policies and practices as disclosed in the Proxy Statement every year.

This vote is advisory, which means that it is not binding on the Company, the Board of Directors or the Executive Compensation Committee of the Board of Directors. The Board of Directors and the Executive Compensation Committee will take into account the outcome of the vote; however, when considering the frequency of future advisory votes on executive compensation, the Board of Directors may decide that it is in the best interests of the stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.

Stockholders have the opportunity to choose among four options (holding the vote every year, every two years, every three years, or abstaining from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

The Board of Directors recommends a vote for the option of “EVERY YEAR” as the frequency for advisory votes on executive compensation.

PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The Audit Committee has appointed the firm of Marcum LLP as the Company’s independent registered public accountant for the fiscal year ending December 31, 2015. Representatives of Marcum LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. Although stockholder ratification of the Company’s independent registered public accountants is not required by the Company’s Bylaws or otherwise, the Company is submitting the selection of Marcum LLP to its stockholders for ratification to permit stockholders to participate in this important corporate decision.

Principal Accountant Fees and Services

The following table presents fees for professional audit services rendered by Marcum LLP for the audit of our financial statements for 2014 and 2013. No fees were billed for other services.

	Year Ended December 31,
	2014	2013
Audit Fees	$365,932	$374,543
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$365,932	$374,543

Pre-Approval Policies and Procedures

It is the Company’s policy that all audit and non-audit services to be performed by the Company’s registered public accountants be approved in advance by the Audit Committee. The Audit Committee pre-approved all audit fees incurred in the year ended December 31, 2014.

Required Vote

Ratification will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. In the event ratification is not obtained, the Audit Committee will review its future selection of the Company’s independent registered public accountant but will not be required to select different independent registered public accountants for the Company. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our Company and our stockholders.

The Board of Directors recommends a vote “FOR” ratification of Marcum LLP as the Company’s independent registered public accountants.

STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING

Proposals of stockholders of the Company that are intended to be presented at the Company’s 2016 Annual Meeting must be received by the Secretary of the Company no later than December 22, 2015 in order that they may be included in the Company’s proxy statement and form of proxy relating to that meeting.

A stockholder proposal not included in the Company’s proxy statement for the 2016 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company’s Bylaws. To be timely, the Bylaws provide that the Company must have received the stockholder’s notice not less than 60 days nor more than 90 days prior to the scheduled date of the meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 75 days prior to the meeting date, the Company must receive the stockholder’s notice by the earlier of (i) the close of business on the 15th day after the earlier of the day the Company mailed notice of the annual meeting date or provided public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting.

PAYMENT OF COSTS

The expense of printing, mailing proxy materials and solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers and any persons holding more than 10% of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. To the Company’s knowledge, based solely on a review of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2014, all Section 16(a) filing requirements applicable to its executive officers and directors were made in a timely manner during fiscal year 2014 except that Mr. Sun filed a Form 4 on May 15, 2014 to report selling shares of common stock on April 30 and May 1, 2014 and Mr. Yeh filed a Form 4 on May 29, 2014 to report selling shares of common stock for which he has voting and dispositive power on May 15,19 and 22, 2014. The Company has no information with respect Section 16(a) compliance by Foxconn and Han Hai.

OTHER MATTERS

The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, the proxy holders will vote in accordance with their judgment unless you instruct them otherwise.

Whether you intend to be present at the Annual Meeting or not, we urge you to vote.

By Order of the Board of Directors

/s/ Peter C. Chang

Peter C. Chang
Secretary

April 20, 2015

The Company’s 2014 Annual Report on Form 10-K has been mailed with this Proxy Statement. The Company will provide copies of exhibits to the Annual Report on Form 10-K to any requesting stockholder but will charge a reasonable fee per page. Any such request should be addressed to the Company at 275 Gibraltar Drive, Sunnyvale, California 94089, Attention: Investor Relations. The request must include a representation by the stockholder that as of March 25, 2015, the stockholder was entitled to vote at the Annual Meeting.

PROXY

ALLIANCE FIBER OPTIC PRODUCTS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes PETER C. CHANG and ANITA K. HO, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of Common Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Alliance Fiber Optic Products, Inc. (the “Company”) to be held at the office of the Company, 275 Gibraltar Drive, Sunnyvale, California, 94089 on May 20, 2015 at 2:00 p.m., and at any postponement or adjournment thereof, and instructs said Proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will be voted FOR the election of the Class III directors, FOR Proposals 2 and 4, for the EVERY YEAR option for Proposal 3, and in accordance with the discretion of the Proxies on any other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

DETACH HERE

X	Please mark votes as in this example.	The Board of Directors recommends a vote FOR the election of the Class III directors, FOR Proposals 2 and 4 and FOR the Every Year (1Yr) option on Proposal 3.

1. To elect Mr. Gwong-Yih Lee and Mr. James C. Yeh as Class III directors to serve until the 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

FOR ALL NOMINEES	☐	WITHHOLD AUTHORITY to vote for all nominees	☐	WITHHOLD AUTHORITY to vote for a nominee	☐

Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below:

For all nominees excepted as noted above

2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To vote the frequency, on a on-binding advisory basis, of an advisory stockholder vote on the compensation of the Company’s named executive officers.	1 Yr ☐	2 Yrs ☐	3 Yrs ☐	ABSTAIN ☐

4. To ratify the appointment of Marcum LLP as the Company’s independent registered public accountant for 2015.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW	☐

Please sign where indicated below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.

Signature:	Date:

(Signature if held jointly)